                                CITIELITE ANNUITY
                                    ISSUED BY
              FIRST CITICORP LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                 CITICORP LIFE VARIABLE ANNUITY SEPARATE ACCOUNT

                     PROSPECTUS SUPPLEMENT DATED MAY 1, 2006

This supplement updates certain information contained in your last prospectus dated May 2, 2005 and subsequent supplements for CITIELITE ANNUITY, a flexible premium deferred variable annuity contract (the "Contract") issued by First Citicorp Life Insurance Company or Citicorp Life Insurance Company ("We" or the "Company"). Citicorp Life Insurance Company does not solicit or issue insurance products in the state of New York. Refer to your Contract for the name of your issuing Company. The Company no longer offers the Contract to new purchasers. It does continue to accept purchase payments from Contract owners. You should read and retain this supplement with your Contract.

You can choose to have your purchase payments accumulate on a variable and/or fixed basis in one of our funding options. Your Contract Value before the Maturity Date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the variable funding options you select. You bear the investment risk of investing in the Variable Funding Options. The following Variable Funding Options are available (see the "Variable Funding Options" for other variable funding options that may be available depending on when you purchased your Contract):

AIM VARIABLE INSURANCE FUNDS (SERIES I)                         LEGG MASON PARTNERS VARIABLE PORTFOLIOS V+
   AIM V.I. Basic Balanced Fund+                                   Legg Mason Partners Variable Small Cap Growth Opportunities
   AIM V.I. Core Equity Fund+                                        Portfolio+
ALLIANCEBERNSTEIN VARIABLE PRODUCT SERIES FUND, INC. (CLASS B)  MET INVESTORS SERIES TRUST
   AllianceBernstein Global Technology Portfolio                   Lord Abbett Growth and Income Portfolio -- Class B+
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2)     Mercury Large-Cap Core Portfolio -- Class A+
   Franklin Small-Mid Cap Growth Securities Fund                   Met/AIM Capital Appreciation Portfolio -- Class A+
   Templeton Foreign Securities Fund                               Pioneer Strategic Income Portfolio -- Class A+
LEGG MASON PARTNERS INVESTMENT SERIES+                          METROPOLITAN SERIES FUND, INC.
   Legg Mason Partners Variable Dividend Strategy Portfolio+       BlackRock Aggressive Growth Portfolio -- Class D+
   Legg Mason Partners Variable Growth and Income Portfolio+       BlackRock Bond Income Portfolio -- Class A+
   Legg Mason Partners Variable Premier Selections All Cap         BlackRock Money Market Portfolio -- Class A+
     Growth Portfolio+                                             FI Large Cap Portfolio -- Class A+
LEGG MASON PARTNERS VARIABLE PORTFOLIOS I, INC. (CLASS I) +        FI Value Leaders Portfolio -- Class D+
   Legg Mason Partners Variable All Cap Portfolio+                 MFS Total Return Portfolio -- Class F+
   Legg Mason Partners Variable High Yield Bond Portfolio+         T. Rowe Price Large Cap Growth Portfolio -- Class B+
   Legg Mason Partners Variable Investors Portfolio+               Western Asset Management High Yield Bond Portfolio -- Class A+
   Legg Mason Partners Variable Total Return Portfolio+         PIMCO VARIABLE INSURANCE TRUST (ADMINISTRATIVE CLASS)
LEGG MASON PARTNERS VARIABLE PORTFOLIOS II+                        Total Return Portfolio
   Legg Mason Partners Variable Appreciation Portfolio+         PUTNAM VARIABLE TRUST (CLASS IB)
   Legg Mason Partners Variable Equity Index Portfolio --          Putnam VT International Equity Fund
     Class II+
   Legg Mason Partners Variable Fundamental Value Portfolio+       Putnam VT Small Cap Value Fund
LEGG MASON PARTNERS VARIABLE PORTFOLIOS III, INC.+              VAN KAMPEN LIFE INVESTMENT TRUST (CLASS II)
   Legg Mason Partners Variable Aggressive Growth Portfolio+       Comstock Portfolio
   Legg Mason Partners Variable International All Cap              Emerging Growth Portfolio
     Growth Portfolio+                                          VARIABLE INSURANCE PRODUCTS FUND (SERVICE CLASS 2)
   Legg Mason Partners Variable Large Cap Growth Portfolio+        VIP Contrafund(R) Portfolio
   Legg Mason Partners Variable Large Cap Value Portfolio+         VIP Dynamic Capital Appreciation Portfolio
   Legg Mason Partners Variable Mid Cap Core Portfolio+

--------------

+ This Variable Funding Option has been subject to a merger, substitution or name change. Please see "Additional Information Regarding Underlying Funds" for more information.

The Contract, certain contract features and/or some of the funding options may not be available in all states.

THE VARIABLE FUNDING OPTIONS

You choose the Variable Funding Options to which you allocate your Purchase Payments. From time to time we may make new Variable Funding Options available. These Variable Funding Options are Subaccounts of the Separate Account. The Subaccounts invest in the Underlying Funds. You are not investing directly in the Underlying Fund. Each Underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These Underlying Funds are not publicly traded and are offered only through variable annuity contracts, variable life insurance policies, and in some instances, certain retirement plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Underlying Fund, and Contract Owners should not compare the two.

We select the Underlying Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Underlying Fund's adviser or sub-adviser is one of our affiliates or whether the Underlying Fund, its adviser, its sub-adviser(s), or an affiliate will compensate us or our affiliates for providing certain administrative, marketing and other support services that would otherwise be provided by the Underlying Fund, the Underlying Fund's investment adviser, or its distributor. In some cases, we have included Underlying Funds based on recommendations made by broker-dealer firms. When we develop a variable product in cooperation with a fund family or distributor (e.g., a "private label" product), we will generally include Underlying Funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

We review the Underlying Funds periodically and may remove an Underlying Fund of limit its availability to new Purchase Payments and/or transfers of Contract Value if we determine the Underlying Fund no longer meets one or more of the selection criteria, and/or if the Underlying Fund has not attracted significant allocations from owners. We do not provide investment advice and do not recommend or endorse any particular Underlying Fund.

In certain circumstances, our ability to remove or replace an Underlying Fund may be limited by the terms of a five-year agreement between MetLife, Inc. ("MetLife") and Legg Mason, Inc. ("Legg Mason") relating to the use of certain Underlying Funds advised by Legg Mason affiliates. The agreement sets forth the conditions under which we can remove an Underlying Fund, which, in some cases, may differ from our selection criteria. In addition, during the term of the agreement, subject to our fiduciary and other legal duties, we are generally obligated in the first instance to consider Underlying Funds advised by Legg Mason affiliates in seeking to make a substitution for an Underlying Fund advised by a Legg Mason affiliate. The agreement was originally entered into on July 1, 2005 by MetLife and certain affiliates of Citigroup Inc. ("Citigroup") as part of MetLife's acquisition of The Travelers Insurance Company and The Travelers Life and Annuity Company from Citigroup. Legg Mason replaced the Citigroup affiliates as a party to the agreement when Citigroup sold its asset management business to Legg Mason.

If investment in the Underlying Funds or a particular Underlying Fund is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may substitute another Underlying Fund or Underlying Funds without your consent. The substituted Underlying Fund(s) may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close Underlying Funds to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion.

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. As described above, an investment adviser (other than our affiliates MetLife Advisers, LLC and Met Investors Advisory LLC) or sub-adviser of an Underlying Fund, or its affiliates, may compensate us and/or certain of our affiliates for administrative or other services relating to the Underlying Funds. The amount of this compensation is not deducted from Fund assets and does not decrease the Fund's investment return. The amount of the compensation is based on a percentage of assets of the Underlying Fund attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or sub-advisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%. Additionally, an investment adviser or sub-adviser of an Underlying Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

We and/or certain of our affiliated insurance companies are joint members of our affiliated investment advisers MetLife Advisers, LLC and Met Investors Advisory LLC, which are organized as "limited liability companies." Our membership interests entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Underlying Funds. We may benefit accordingly from assets allocated to the Underlying Funds to the extent they result in profits to the advisers. (See "Fee Table--Underlying Fund Fees and Expenses" for information on the management fees paid by the Underlying Funds and the Statement of Additional Information for information on the management fees paid by the advisers to the sub-advisers.)

Certain Underlying Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in the Underlying Fund's prospectus. (See "Fee Table--Underlying Fund Fees and Expenses" and "Other Information -- Distribution of Variable Annuity Contracts.") The payments are deducted from the assets of the Underlying Funds and are paid to our distributor, MLI Distribution LLC. These payments decrease the Funds' investment return.

The agreement described above between MetLife and Legg Mason also obligates Legg Mason affiliates to continue on their current terms certain arrangements under which we receive payments in connection with our provision of administrative, marketing or other support services to the Underlying Funds advised or sub-advised by Legg Mason affiliates.

Each Underlying Fund has different investment objectives and risks. The Underlying Fund prospectuses contain more detailed information on each Underlying Fund's investment strategy, investment adviser and fees. You may obtain an Underlying Fund prospectus by calling 1-800-842-9406 or through your registered representative. We do not guarantee the investment results of the Underlying Funds.

The current variable funding options are listed below, along with their investment advisers and any subadviser:


              UNDERLYING                                 INVESTMENT                                INVESTMENT
                 FUND                                     OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------    -----------------------------------
AIM VARIABLE INSURANCE FUNDS
   AIM V.I. Basic Balanced Fund --         The Fund's investment objective is          A I M Advisors, Inc.
     Series I                              long-term growth of capital and
                                           current income.

   AIM V.I. Core Equity Fund --            The Fund's investment objective is          A I M Advisors, Inc.
     Series I                              growth of capital.
ALLIANCEBERNSTEIN VARIABLE PRODUCT
   SERIES FUND, INC.
   AllianceBernstein Global                Seeks long-term growth of capital.          AllianceBernstein L.P.
     Technology Portfolio -- Class B
FRANKLIN TEMPLETON VARIABLE INSURANCE
   PRODUCTS TRUST

   Franklin Small-Mid Cap Growth           Seeks long-term capital growth.             Franklin Advisers, Inc.
     Securities Fund -- Class 2
   Templeton Foreign Securities Fund       Seeks long-term capital growth.             Templeton Investment Counsel, LLC
     -- Class 2                                                                        Subadviser: Franklin Templeton
                                                                                       Investment Management Limited
LEGG MASON PARTNERS INVESTMENT SERIES
   Legg Mason Partners Variable            Seeks capital appreciation,                 Smith Barney Fund Management LLC
     Dividend Strategy Portfolio           principally through investments in
                                           dividend-paying stocks.
   Legg Mason Partners Variable            Seeks high current return consistent        Smith Barney Fund Management LLC
     Government Portfolio -- Class A+*     with preservation of capital.
   Legg Mason Partners Variable            Seeks reasonable growth and income.         Smith Barney Fund Management LLC
     Growth and Income Portfolio
   Legg Mason Partners Variable            Seeks long-term capital growth.             Smith Barney Fund Management LLC
     Premier Selections All Cap
     Growth Portfolio

              UNDERLYING                                 INVESTMENT                                INVESTMENT
                 FUND                                     OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------    -----------------------------------
LEGG MASON PARTNERS VARIABLE
   PORTFOLIOS I, INC.
   Legg Mason Partners Variable All        Seeks capital appreciation.                 Salomon Brothers Asset Management
     Cap Portfolio -- Class I                                                          Inc
   Legg Mason Partners Variable High       Seeks total return consistent with the      Salomon Brothers Asset Management
     Yield Bond Portfolio                  preservation of capital.                    Inc
   Legg Mason Partners Variable            Seeks long-term growth of capital.          Salomon Brothers Asset Management
     Investors Portfolio                   Secondarily seeks current income.           Inc
   Legg Mason Partners Variable Total      Seeks above average income (compared        Salomon Brothers Asset Management
     Return Portfolio -- Class I           to a portfolio invested entirely in         Inc
                                           equities securities). Secondarily
                                           seeks growth of capital and income.
LEGG MASON PARTNERS VARIABLE
   PORTFOLIOS II
   Legg Mason Partners Variable            Long-term appreciation of capital.          Smith Barney Fund Management LLC
     Appreciation Portfolio
   Legg Mason Partners Variable            Investment results that, before             TIMCO Asset Management Inc.
     Equity Index Portfolio -- Class       expenses, correspond to the price and
     II                                    yield performance of the S&P 500 Index.
   Legg Mason Partners Variable            Long-term capital growth. Current           Smith Barney Fund Management LLC
     Fundamental Value Portfolio           income is a secondary consideration.
LEGG MASON PARTNERS VARIABLE
   PORTFOLIOS III, INC.
   Legg Mason Partners Variable            Seeks long-term capital appreciation.       Smith Barney Fund Management LLC
     Aggressive Growth Portfolio
   Legg Mason Partners Variable            Seeks total return on assets from           Smith Barney Fund Management LLC
     International All Cap Growth          growth of capital and income.
     Portfolio
   Legg Mason Partners Variable Large      Seeks long-term growth of capital with      Smith Barney Fund Management LLC
     Cap Growth Portfolio                  current income as a secondary
                                           objective.
   Legg Mason Partners Variable Large      Seeks long-term growth of capital with      Smith Barney Fund Management LLC
     Cap Value Portfolio                   current income as a secondary
                                           objective.
   Legg Mason Partners Variable Mid        Seeks long-term growth of capital.          Smith Barney Fund Management LLC
     Cap Core Portfolio
LEGG MASON PARTNERS VARIABLE
   PORTFOLIOS V
   Legg Mason Partners Variable Small      Seeks long-term capital growth.             Smith Barney Fund Management LLC
     Cap Growth Opportunities
     Portfolio
MET INVESTORS SERIES TRUST
   Lord Abbett Growth and Income           Seeks growth of capital and current         Met Investors Advisory LLC
     Portfolio -- Class B                  income without excessive fluctuations       Subadviser: Lord, Abbett & Co. LLC
                                           in the market value.
   Mercury Large-Cap Core Portfolio        Seeks long-term capital growth.             Met Investors Advisory LLC
     -- Class A                                                                        Subadviser: Merrill Lynch
                                                                                       Investment Managers, L.P.
   Met/AIM Capital Appreciation            Seeks capital appreciation.                 Met Investors Advisory LLC
     Portfolio -- Class A                                                              Subadviser:  AIM Capital
                                                                                       Management, Inc.
   Pioneer Strategic Income Portfolio      Seeks a high level of current income.       Met Investors Advisory LLC
     -- Class A                                                                        Subadviser: Pioneer Investment
                                                                                       Management, Inc.
METROPOLITAN SERIES FUND, INC.
   BlackRock Aggressive Growth             Seeks maximum capital appreciation.         MetLife Advisers, LLC
     Portfolio -- Class D                                                              Subadviser: BlackRock Advisors, Inc.
   BlackRock Bond Income Portfolio --      Seeks competitive total return              MetLife Advisers, LLC
     Class A                               primarily from investing in                 Subadviser: BlackRock Advisors,
                                           fixed-income securities.                    Inc.
   BlackRock Money Market Portfolio        Seeks a high level of current income        MetLife Advisers, LLC
     -- Class A                            consistent with preservation of             Subadviser: BlackRock Advisors,
                                           capital.                                    Inc.

              UNDERLYING                                 INVESTMENT                                INVESTMENT
                 FUND                                     OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------    -----------------------------------
   FI Large Cap Portfolio -- Class A       Seeks long-term growth of capital.          MetLife Advisers, LLC
                                                                                       Subadviser: Fidelity Management &
                                                                                       Research Company
   FI Value Leaders Portfolio --           Seeks long-term growth of capital.          MetLife Advisers, LLC
     Class D                                                                           Subadviser: Fidelity Management &
                                                                                       Research Company
   MFS Total Return Portfolio --           Seeks a favorable total return through      MetLife Advisers, LLC
     Class F                               investment in a diversified portfolio.      Subadviser: Massachusetts
                                                                                       Financial Services Company
   T. Rowe Price Large Cap Growth          Seeks long-term growth of capital and,      MetLife Advisers, LLC
     Portfolio -- Class B                  secondarily, dividend income.               Subadviser: T. Rowe Price
                                                                                       Associates Inc.
   Western Asset Management High           Seeks high current income.                  MetLife Advisers, LLC
     Yield Bond Portfolio -- Class A                                                   Subadviser: Western Asset
                                                                                       Management Company
PIMCO VARIABLE INSURANCE TRUST
   Total Return Portfolio --               Seeks maximum total return, consistent      Pacific Investment Management
     Administrative Class                  with preservation of capital and            Company LLC
                                           prudent investment management.
PUTNAM VARIABLE TRUST
   Putnam VT Discovery Growth Fund --      Seeks long-term growth of capital.          Putnam Investment Management, LLC
     Class IB+
   Putnam VT International Equity          Seeks capital appreciation.                 Putnam Investment Management, LLC
     Fund -- Class IB
   Putnam VT Small Cap Value Fund --       Seeks capital appreciation.                 Putnam Investment Management, LLC
     Class IB
VAN KAMPEN LIFE INVESTMENT TRUST
   Comstock Portfolio Class II             Seeks capital growth and income             Van Kampen Asset Management
                                           through investments in equity
                                           securities, including common stocks,
                                           preferred stocks and securities
                                           convertible into common and preferred
                                           stocks.
   Emerging Growth Portfolio Class II      Seeks capital appreciation.                 Van Kampen Asset Management
VARIABLE INSURANCE PRODUCTS FUND
   VIP Contrafund(R) Portfolio --          Seeks long-term capital appreciation.       Fidelity Management & Research
     Service Class 2                                                                   Company
   VIP Dynamic Capital Appreciation        Seeks capital appreciation.                 Fidelity Management & Research
     Portfolio -- Service Class 2                                                      Company

--------------

+        Closed to new investors.

* This closed variable funding option has been subject to a merger, substitution or name change. Please see the table below for more information.

ADDITIONAL INFORMATION REGARDING UNDERLYING FUNDS

UNDERLYING FUND NAME CHANGES

                         FORMER NAME                                                        NEW NAME
---------------------------------------------------------------    ------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS                                       AIM VARIABLE INSURANCE FUNDS
   AIM V.I. Balanced Fund                                             AIM V.I. Basic Balanced Fund

GREENWICH STREET SERIES FUND                                       LEGG MASON PARTNERS VARIABLE PORTFOLIOS II
   Appreciation Portfolio                                             Legg Mason Partners Variable Appreciation Portfolio
   Equity Index Portfolio                                             Legg Mason Partners Variable Equity Index Portfolio
   Fundamental Value Portfolio                                        Legg Mason Partners Variable Fundamental Value Portfolio

SALOMON BROTHERS VARIABLE SERIES FUNDS INC.                        LEGG MASON PARTNERS VARIABLE PORTFOLIOS I, INC.
   All Cap Fund                                                       Legg Mason Partners Variable All Cap Portfolio
   High Yield Bond Fund                                               Legg Mason Partners Variable High Yield Bond Portfolio
   Investors Fund                                                     Legg Mason Partners Variable Investors Portfolio
   Total Return Fund                                                  Legg Mason Partners Variable Total Return Portfolio

SMITH BARNEY INVESTMENT SERIES                                     LEGG MASON PARTNERS VARIABLE INVESTMENT SERIES
   SB Government Portfolio                                            Legg Mason Partners Variable Government Portfolio
   Smith Barney Dividend Strategy Portfolio                           Legg Mason Partners Variable Dividend Strategy Portfolio
   Smith Barney Growth and Income Portfolio                           Legg Mason Partners Variable Growth and Income Portfolio
   Smith Barney Premier Selections All Cap Growth Portfolio           Legg Mason Partners Variable Premier Selections All Cap
                                                                        Growth Portfolio

TRAVELERS SERIES FUND, INC.                                        LEGG MASON PARTNERS VARIABLE PORTFOLIOS III, INC.
   Smith Barney Aggressive Growth Portfolio                           Legg Mason Partners Variable Aggressive Growth Portfolio
   Smith Barney International All Cap Growth Portfolio                Legg Mason Partners Variable International All Cap Growth
                                                                        Portfolio
   Smith Barney Large Cap Growth Portfolio                            Legg Mason Partners Variable Large Cap Growth Portfolio
   Smith Barney Large Cap Value Portfolio                             Legg Mason Partners Variable Large Cap Value Portfolio
   Smith Barney Mid Cap Core Portfolio                                Legg Mason Partners Variable Mid Cap Core Portfolio

VARIABLE ANNUITY PORTFOLIOS                                        LEGG MASON PARTNERS VARIABLE PORTFOLIOS V
   Smith Barney Small Cap Growth Opportunities Portfolio              Legg Mason Partners Variable Small Cap Growth Opportunities
                                                                        Portfolio

UNDERLYING FUND MERGERS/REORGANIZATIONS
The former Underlying Funds were merged with and into the new Underlying Funds.

                    FORMER UNDERLYING FUND                                             NEW UNDERLYING FUND
---------------------------------------------------------------    ------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS                                       AIM VARIABLE INSURANCE FUNDS
   AIM V.I. Premier Equity Fund                                       AIM V.I. Core Equity Fund

THE TRAVELERS SERIES TRUST                                         MET INVESTORS SERIES TRUST
   AIM Capital Appreciation Portfolio                                 MET/AIM Capital Appreciation Portfolio
   Mercury Large Cap Core Portfolio                                   Mercury Large-Cap Core Portfolio
   Pioneer Strategic Income Portfolio                                 Pioneer Strategic Income Portfolio

THE TRAVELERS SERIES TRUST                                         METROPOLITAN SERIES FUND, INC.
   Equity Income Portfolio                                            FI Value Leaders Portfolio
   Large Cap Portfolio                                                FI Large Cap Portfolio
   MFS Mid Cap Growth Portfolio                                       BlackRock Aggressive Growth Portfolio
   MFS Total Return Portfolio                                         MFS Total Return Portfolio
   Travelers Quality Bond Portfolio                                   BlackRock Bond Income Portfolio

                                                                   METROPOLITAN SERIES FUND, INC.
HIGH YIELD BOND TRUST                                                 Western Asset Management High Yield Bond Portfolio

                                                                   METROPOLITAN SERIES FUND, INC.
MONEY MARKET PORTFOLIO                                                BlackRock Money Market Portfolio

UNDERLYING FUND SUBSTITUTIONS
The following new Underlying Funds were substituted for the former Underlying Funds.

                    FORMER UNDERLYING FUND                                             NEW UNDERLYING FUND
---------------------------------------------------------------    ------------------------------------------------------------
ALLIANCEBERNSTEIN VARIABLE PRODUCT SERIES FUND, INC.               MET INVESTORS SERIES TRUST
   AllianceBernstein Growth and Income Portfolio                      Lord Abbett Growth and Income Portfolio

ALLIANCEBERNSTEIN VARIABLE PRODUCT SERIES FUND, INC.               METROPOLITAN SERIES FUND, INC.
   AllianceBernstein Large Cap Growth Portfolio                       T. Rowe Price Large Cap Growth Portfolio

UNDERLYING FUND FEES AND EXAMPLES

MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES

                                                              MINIMUM            MAXIMUM
                                                            ------------      ------------
TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Underlying Fund
assets, including management fees, distribution
and/or service fees (12b-1) fees, and other expenses ...            0.42%             1.42%

UNDERLYING FUND FEES AND EXPENSES
(as a percentage of average daily net assets)

                                                  DISTRIBUTION                                 CONTRACTUAL
                                                     AND/OR                                        FEE            NET TOTAL
                                                     SERVICE                     TOTAL ANNUAL     WAIVER           ANNUAL
                                     MANAGEMENT      (12b-1)         OTHER        OPERATING    AND/OR EXPENSE    OPERATING
UNDERLYING FUND:                        FEE            FEES         EXPENSES       EXPENSES    REIMBURSEMENT     EXPENSES**
----------------------------------  ------------   ------------   ------------   ------------  --------------   ------------
AIM VARIABLE INSURANCE FUNDS
   AIM V.I. Basic Balanced
     Fund -- Series I ............          0.75%            --           0.41%          1.16%          0.25%          0.91%(1)
   AIM V.I. Core Equity Fund
     -- Series I .................          0.60%            --           0.27%          0.87%            --           0.87%(2)
ALLIANCEBERNSTEIN VARIABLE
   PRODUCT SERIES FUND, INC.
   AllianceBernstein Global
     Technology Portfolio --
     Class B* ....................          0.75%          0.25%          0.17%          1.17%            --           1.17%
FRANKLIN TEMPLETON VARIABLE
   INSURANCE PRODUCTS TRUST
   Franklin Small-Mid Cap
     Growth Securities Fund
     -- Class 2* .................          0.48%          0.25%          0.28%          1.01%            --           1.01%(3)
   Templeton Foreign
     Securities Fund --
     Class 2* ....................          0.65%          0.25%          0.17%          1.07%            --           1.07%(4)
LEGG MASON PARTNERS
   INVESTMENT SERIES
   Legg Mason Partners
     Variable Dividend
     Strategy Portfolio++ ........          0.65%            --           0.21%          0.86%            --           0.86%
   Legg Mason Partners
     Variable Government
     Portfolio -- Class A+++ ....           0.55%            --           0.10%          0.65%            --           0.65%
   Legg Mason Partners
     Variable Growth and
     Income Portfolio++ ..........          0.65%            --           0.13%          0.78%            --           0.78%
   Legg Mason Partners
     Variable Premier
     Selections All Cap
     Growth Portfolio++ ..........          0.75%            --           0.19%          0.94%            --           0.94%
LEGG MASON PARTNERS VARIABLE
   PORTFOLIOS I, INC .............
   Legg Mason Partners
     Variable All Cap
     Portfolio -- Class I ........          0.75%            --           0.07%          0.82%            --           0.82%
   Legg Mason Partners
     Variable High Yield Bond
     Portfolio ...................          0.80%            --           0.30%          1.10%            --           1.10%(5)
   Legg Mason Partners
     Variable Investors
     Portfolio ...................          0.65%            --           0.06%          0.71%            --           0.71%
   Legg Mason Partners
     Variable Total Return
     Portfolio --Class I .........          0.75%            --           0.18%          0.93%            --           0.93%(5)

                                                   DISTRIBUTION                                CONTRACTUAL
                                                      AND/OR                                       FEE           NET TOTAL
                                                     SERVICE                     TOTAL ANNUAL     WAIVER          ANNUAL
                                     MANAGEMENT      (12b-1)         OTHER        OPERATING    AND/OR EXPENSE    OPERATING
UNDERLYING FUND:                        FEE            FEES         EXPENSES       EXPENSES    REIMBURSEMENT     EXPENSES**
----------------------------------  ------------   ------------   ------------   ------------  --------------   ------------
LEGG MASON PARTNERS VARIABLE
   PORTFOLIOS II
   Legg Mason Partners
     Variable Appreciation
     Portfolio ...................          0.70%            --           0.02%          0.72%            --           0.72%
   Legg Mason Partners
     Variable Equity Index
     Portfolio -- Class II* ......          0.31%          0.25%          0.03%          0.59%            --           0.59%
   Legg Mason Partners
     Variable Fundamental
     Value Portfolio .............          0.75%            --           0.03%          0.78%            --           0.78%
LEGG MASON PARTNERS VARIABLE
   PORTFOLIOS III, INC
   Legg Mason Partners
     Variable Aggressive
     Growth Portfolio++ ..........          0.75%            --           0.02%          0.77%            --           0.77%(6)
   Legg Mason Partners
     Variable International
     All Cap Growth
     Portfolio++ .................          0.85%            --           0.15%          1.00%            --           1.00%(6)
   Legg Mason Partners
     Variable Large Cap
     Growth Portfolio++ ..........          0.75%            --           0.04%          0.79%            --           0.79%(6)
   Legg Mason Partners
     Variable Large Cap Value
     Portfolio++ .................          0.60%            --           0.05%          0.65%            --           0.65%
   Legg Mason Partners
     Variable Mid Cap Core
     Portfolio++ .................          0.75%            --           0.07%          0.82%            --           0.82%
LEGG MASON PARTNERS VARIABLE
   PORTFOLIOS V
   Legg Mason Partners
     Variable Small Cap
     Growth Opportunities
     Portfolio ...................          0.75%            --           0.30%          1.05%            --           1.05%
MET INVESTORS SERIES TRUST
   Lord Abbett Growth and
     Income Portfolio --
     Class B* ....................          0.50%          0.25%          0.04%          0.79%            --           0.79%(7)
   Mercury Large-Cap Core
     Portfolio -- Class A ........          0.78%            --           0.12%          0.90%            --           0.90%
   Met/AIM Capital
     Appreciation Portfolio
     -- Class A ..................          0.76%            --           0.05%          0.81%            --           0.81%
   Pioneer Strategic Income
     Portfolio -- Class A ........          0.73%            --           0.09%          0.82%            --           0.82%
METROPOLITAN SERIES FUND, INC ....
   BlackRock Aggressive
     Growth Portfolio --
     Class D* ....................          0.73%          0.10%          0.06%          0.89%            --           0.89%
   BlackRock Bond Income
     Portfolio -- Class A ........          0.40%            --           0.07%          0.47%            --           0.47%(8)
   BlackRock Money Market
     Portfolio --Class A .........          0.35%            --           0.07%          0.42%          0.01%          0.41%(9)
   FI Large Cap Portfolio --
     Class A .....................          0.80%            --           0.06%          0.86%            --           0.86%(10)
   FI Value Leaders Portfolio
     --Class D* ..................          0.66%          0.10%          0.07%          0.83%            --           0.83%
   MFS Total Return Portfolio
     --Class F* ..................          0.57%          0.20%          0.16%          0.93%            --           0.93%(11)
   T. Rowe Price Large Cap
     Growth Portfolio --
     Class B* ....................          0.60%          0.25%          0.12%          0.97%            --           0.97%(12)
   Western Asset Management
     High Yield Bond
     Portfolio -- Class A ........          0.48%            --           0.12%          0.60%            --           0.60%(10)
PIMCO VARIABLE INSURANCE TRUST
   Total Return Portfolio
     --Administrative Class* .....          0.25%          0.15%          0.25%          0.65%            --           0.65%

                                                   DISTRIBUTION                                 CONTRACTUAL
                                                     AND/OR                                        FEE          NET TOTAL
                                                     SERVICE                     TOTAL ANNUAL     WAIVER         ANNUAL
                                     MANAGEMENT      (12b-1)         OTHER        OPERATING    AND/OR EXPENSE   OPERATING
UNDERLYING FUND:                        FEE            FEES         EXPENSES       EXPENSES    REIMBURSEMENT    EXPENSES**
----------------------------------  ------------   ------------   ------------   ------------  --------------  ------------
PUTNAM VARIABLE TRUST
   Putnam VT Discovery Growth
     Fund -- Class IB*+ ..........          0.70%          0.25%          0.47%          1.42%            --          1.42%
   Putnam VT International
     Equity Fund -- Class IB*  ...          0.75%          0.25%          0.18%          1.18%            --          1.18%
   Putnam VT Small Cap Value
     Fund -- Class IB* ...........          0.76%          0.25%          0.08%          1.09%            --          1.09%
VAN KAMPEN LIFE INVESTMENT
   TRUST
   Comstock Portfolio Class
     II* .........................          0.56%          0.25%          0.03%          0.84%            --          0.84%
   Emerging Growth Portfolio
     Class II* ...................          0.70%          0.25%          0.07%          1.02%            --          1.02%
VARIABLE INSURANCE PRODUCTS
   FUND
   VIP Contrafund(R)
     Portfolio --Service
     Class 2* ....................          0.57%          0.25%          0.09%          0.91%            --          0.91%
   VIP Dynamic Capital
     Appreciation Portfolio
     --Service Class 2* ..........          0.57%          0.25%          0.36%          1.18%            --          1.18%

--------------

 * The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

** Net Total Annual Operating Expenses do not reflect (1) voluntary waivers of the fees and expenses; (2) contractual waivers that are in effect for less than one year from the date of this prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.

 +       Closed to new investors.

++ Fees and expenses of this Portfolio are based on the Portfolio's fiscal year ended October 31, 2005.

NOTES

(1) Effective July 1, 2005, the Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 0.91% of average daily nets assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganizations as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Fee Waiver has been restated to reflect this agreement. This limitation agreement is in effect through April 30, 2007. Effective January 1, 2005 through December 31, 2009, the advisor has contractually agreed to waive a portion of its advisory fees. The fee waiver reflects this agreement.

(2) As a result of a reorganization of another Fund into the Fund, which will occur on or about May 1, 2006, the Fund's Total Annual Operating Expenses have been restated to reflect such reorganization. Effective upon the closing of the Reorganization which will occur on or about May 1, 2006, the advisor for AIM V.I. Core Equity Fund has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses of Series I shares to 0.91% of average daily net assets excluding (i) interest;
         (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganizations as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The expense limitation agreement is in effect through April 30, 2007.

(3) The Fund's manager has agreed in advance to reduce its fees with respect to assets invested by the Fund in a Franklin Templeton Money Market Fund (the Sweep Money Fund). This reduction is required by the Fund's Board of Trustees (Board) and an exemptive order by the Securities and Exchange Commission (SEC). While the maximum amount payable under the Fund's class rule 12b-1 plan is 0.35% per year of the Fund's class average annual net assets, the Board has set the current rate at 0.25% per year.

(4) The Fund's manager has agreed in advance to reduce its fees with respect to assets invested by the Fund in a Franklin Templeton Money Market Fund (the Sweep Money Fund). This reduction is required by the Fund's Board of Trustees (Board) and an exemptive order by the Securities and Exchange Commission (SEC).

(5) The management fee has been restated to reflect a new management fee schedule that became effective on October 1, 2005.

(6) The management fee has been restated to reflect a new management fee schedule that became effective on November 1, 2005.

(7) The management fee has been restated to reflect a new management fee schedule that became effective on January 1, 2006.

(8) Our affiliate, MetLife Advisers, LLC and the Metropolitan Series Fund, Inc. have entered into an expense agreement under which MetLife Advisers, LLC will waive, through April 30, 2007, the management fees (other than brokerage costs, interest, taxes or extraordinary expenses)payable by the Portfolio, in the following amount: 0.025% on assets in excess of $1 billion and less than $2 billion.

(9) Our affiliate, MetLife Advisers, LLC and the Metropolitan Series Fund, Inc. have entered into an expense agreement under which MetLife Advisers, LLC will waive, through April 30, 2007, the management fees (other than brokerage costs, interest, taxes or extraordinary expenses) payable by the Portfolio, in the following amount: 0.005% on the first $500 million of assets and .015% on the next $500 million of assets.

(10) The Portfolio's total annual expenses have been restated to reflect the reorganization of another Portfolio into this Portfolio which occurred as of the close of business on April 28, 2006. The expenses have also been restated to reflect contractual arrangements in effect on May 1, 2006.

(11) The management fee has been restated to reflect a new management fee schedule that became effective on May 1, 2006.

(12) Our affiliate, MetLife Advisers, LLC and the Metropolitan Series Fund, Inc. have entered into an expense agreement under which MetLife Advisers, LLC will waive, through April 30, 2007, the management fees (other than brokerage costs, interest, taxes or extraordinary expenses) payable by the Portfolio, in the following amount: 0.015% on the first $50 million of assets.

MARKET TIMING/EXCESSIVE TRADING

Frequent requests from Contract Owners to transfer Contract Value may dilute the value of an Underlying Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Underlying Fund and the reflection of that change in the Underlying Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the Underlying Funds and may disrupt management strategy, requiring an Underlying Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Underlying Funds, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., annuitants and beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Underlying Funds (i.e., the AllianceBernstein Global Technology Portfolio, Franklin Small-Mid Cap Growth Securities Fund, Templeton Foreign Securities Fund, Legg Mason Partners Variable High Yield Bond Portfolio, Legg Mason Partners Variable International All Cap Growth Portfolio, Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio, Pioneer Strategic Income Portfolio, Western Asset Management High Yield Bond Portfolio, Putnam VT International Equity Fund, and Putnam VT Small Cap Value Fund--the "Monitored Portfolios"), and we monitor transfer activity in those Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each of the Monitored Portfolios, in a three-month period there were two or more "round-trips" of a certain dollar amount or greater. A round-trip is defined as a transfer in followed by a transfer out within the next 10 calendar days, or a transfer out followed by a transfer in within the next 10 calendar days. In the case of a Contract that has been restricted previously, a single round-trip of a certain dollar amount or greater will trigger the transfer restrictions described below.

We do not believe that other Underlying Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Underlying Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Underlying Funds, we rely on the Underlying Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Owners or other persons who have an interest in the Contracts, we will exercise our contractual right to restrict your number of transfers to one every six months. In addition, we also reserve the right, but do not have the obligation, to further restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Contract Owners. We may, among other things:

         o reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one Owner, or

         o reject the transfer or exchange instructions of individual Owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one Owner.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Underlying Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts. We do not accommodate market timing in any Underlying Fund and there are no arrangements in place to permit any Contract Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Underlying Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Contract Owners and other persons with interests in the Contracts should be aware that we currently may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds. However, under rules recently adopted by the Securities and Exchange Commission, effective October 16, 2006 we will be required to (1) enter into a written agreement with each Underlying Fund or its principal underwriter that will obligate us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent trading policies established by the Underlying Fund.

In addition, Contract Owners and other persons with interests in the Contracts should be aware that some Underlying Funds may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Underlying Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Underlying Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Underlying Funds.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Contract Owner). You should read the Underlying Fund prospectuses for more details.